Exhibit 10.37

QUIDEL CORPORATION
RESTRICTED STOCK UNIT AWARD GRANT NOTICE
(2018 Equity Incentive Plan)
Pursuant to Section 6.10 of the Quidel Corporation 2018 Equity Incentive Plan (the “Plan”), Quidel Corporation (the “Company”) hereby awards to you a performance-based Restricted Stock Unit Award covering the number of shares of the Company’s Common Stock set forth below (the “Award”). This Award will be evidenced by this Grant Notice and the attached Restricted Stock Unit Award Terms and Conditions (the “Terms and Conditions”).
Recipient:
Date of Grant:
Number of Shares Subject to Award:

Vesting and Settlement: Subject to the applicable tax withholding requirements, the Restricted Stock Units will vest and be delivered at the time set forth on Exhibit A.

Additional Terms/Acknowledgements: The undersigned acknowledges receipt of, and understands and agrees to, this Restricted Stock Unit Award Grant Notice, the Restricted Stock Unit Award Terms and Conditions, the Plan and the Plan Prospectus. You further acknowledge that as of the Date of Grant, this Restricted Stock Unit Award Grant Notice, the Restricted Stock Unit Award Terms and Conditions, the Plan and the Plan Prospectus set forth the entire understanding between the Company and you regarding the acquisition of shares of Common Stock of the Company and supersede all prior oral and written agreements on that subject with the exception of Awards previously granted and delivered to you under the Plan. You further acknowledge that there may be adverse tax consequences upon the vesting or settlement of the Restricted Stock Units or disposition of the underlying shares and that you have been advised to consult a tax advisor prior to such vesting, settlement or disposition.
QUIDEL CORPORATION    RECIPIENT:
By:
Signature    Signature
Title:             Date:
Date:

ATTACHMENTS/ INCORPORATED BY REFERENCE:	Restricted Stock Unit Award Terms and Conditions and 2018 Equity Incentive Plan

Exhibit A
VESTING SCHEDULE

Subject to your continued employment, the performance-based restricted stock units will vest [insert vesting schedule].

The performance-based Restricted Stock Units will be issued and delivered to you by _____ following the vesting date.